Exhibit 10.3

Execution Version

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

This Management Stockholders Agreement, dated as of August 30, 2012 (this “Agreement”), is entered into by and among AMC Entertainment Holdings, Inc., a Delaware corporation (the “Company”), Dalian Wanda Group Co., Ltd., a company organized under the laws of the People’s Republic of China (“Wanda”), and each of the individuals listed on Schedule 1 hereto, and the Persons who, from time to time, become stockholders of the Company in accordance with this Agreement and execute and deliver a Joinder Agreement, substantially in the form of Exhibit A hereto (each individually, a “Management Member,” and collectively, the “Management Members”).  These parties are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties.”  The definitions of certain capitalized terms used herein are set forth in Section 11.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS:

WHEREAS, each of the Management Members is an employee, executive officer, or director of the Company or one or more subsidiaries of the Company;

WHEREAS, the Company and Wanda are parties to that certain Agreement and Plan of Merger, dated as of May 21, 2012 (the “Merger Agreement”), pursuant to which Merger Subsidiary, a Delaware corporation and a wholly owned subsidiary of Wanda will merge with and into the Company (the “Merger”), with the Company surviving the merger;

WHEREAS, in connection with the Merger, at or immediately prior to the Effective Time, each of the Management Members listed on Schedule 1 hereto shall subscribe for a number of Shares (as defined herein) pursuant to and as set forth in a subscription agreement dated as of the date of the Merger Agreement (each, a “Subscription Agreement”); and

WHEREAS, the Parties desire to enter into this Agreement to govern the rights, duties and obligations of each of the Parties with respect to the Shares and any Successor Shares (each as defined herein).

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Section 1.                                          Restrictions on Transfer.

(a)                                 Each Management Member hereby agrees and acknowledges that, subject to Section 1(b), such Management Member shall not Transfer any Management Shares or Converted Shares without the prior written consent of Wanda prior to the later of (x) January 1, 2016 and (y) an IPO Date (the “Release Date”).  Thereafter, each Management Member may Transfer Management Shares and Converted Shares freely and without the prior written consent of Wanda or any other restriction, subject to the following limitations:

(1)                                 from the Release Date until the first (1st) anniversary thereof, each Management Member may Transfer only such number of Management Shares and Converted Shares as shall equal no more than 33 1/3% of the Initial Management Shares held by such Person on the date hereof;

(2)                                 from the first (1st) anniversary of the Release Date until the second (2nd) anniversary thereof, each Management Member may Transfer only such number of Management Shares and Converted Shares as shall equal, when aggregated with all Shares Transferred pursuant to Section 1(a)(1) hereof, no more than 66 2/3% of the Initial Management Shares held by such Person on the date hereof; and

(3)                                 from the second (2nd) anniversary of the Release Date and thereafter, each Management Member may Transfer such number of Management Shares and Converted Shares as shall equal, when aggregated with all Shares Transferred pursuant to Sections 1(a)(1) and 1(a)(2) hereof, 100% of the Initial Management Shares held by such Person on the date hereof;

provided, however, that, in respect of clause (1) above, no Management Member shall be permitted to Transfer any Management Shares or Converted Shares for up to one hundred eighty (180) days to the extent that any such Transfer would be in contravention of any contractual obligation pursuant to an underwriter’s or similar lock-up agreement that prohibits the sale of Shares.  Any purported Transfer in violation of the provisions of this Section 1 shall be null and void and shall have no force or effect.  For the avoidance of doubt, each Management Member shall be permitted to Transfer all of his or her Management Shares and Converted Shares freely and without limitation hereunder following the third (3rd) anniversary of the Release Date, subject to the establishment of reasonable and temporary blackout periods (i.e., periods during which Initial Management Shares cannot be sold) established pursuant to the Company’s documented insider trading policies to enable public company directors and/or executives to comply with Applicable Law (a “Trading Policy”) or any inability to sell Management Shares because of the Management Member’s possession of material non-public information.

Notwithstanding anything to the contrary set forth herein,

(x)                                 each Management Member shall have the right to Transfer any Management Shares or Converted Shares in a Public Offering in connection with the exercise of such Management Member’s rights under Section 8(a); and

(y)                                 after the IPO Date, each Management Member shall be entitled to Transfer freely and without limitation any of his or her Vested Management Shares (as such term is defined in the Subscription Agreement and including any Initial Vested Management Shares and any Unvested Management Shares that become vested pursuant to Section 5(a) thereof) or Converted Shares in respect of such Shares without the prior written consent of Wanda beginning on the earliest of (i) the date the Management Member’s service for the Company and its Affiliates is terminated by the Company or its Affiliates without Cause (as such term is defined in the Subscription Agreement), (ii) the date the Management Member’s service for the Company and its Affiliates is terminated by the Management Member with Good Reason (as such term is defined in the Subscription Agreement) and (iii) the date the Management Member’s service for the Company and its Affiliates is terminated due to death or Disability (as defined in the Subscription Agreement).

For the avoidance of doubt, nothing in this Agreement shall (i) require the Company or Wanda to register any Shares on a national or international securities exchange, (ii) prohibit the establishment of a Trading Policy or (iii) override any inability to sell Initial Management Shares because of the Management Member’s possession of material non-public information.

(b)                                 Notwithstanding the foregoing, nothing in this Section 1 shall prevent the Transfer of any Management Shares or Converted Shares by any Management Member (i) pursuant to Sections 2, 3, 4, 5 or 6 of this Agreement, (ii) to such Management Member’s Family Group, (iii) to any trusts, corporations, partnerships or other entities established for estate planning purposes or for the benefit of any member of such Management Member’s Family Group or (iv) upon a Management Member’s death, to such Management Member’s executors, administrators, testamentary trustees, legatees and beneficiaries.

(c)                                  Each Management Member agrees that, as a condition precedent to any Transfer described in this Section 1, each proposed transferee that is not a party to this Agreement shall become a party to this Agreement by executing and delivering to the Company a Joinder Agreement substantially in the form of Exhibit A hereto.

(d)                                 No less than five (5) Business Days prior to any proposed Transfer of any Management Shares or Converted Shares pursuant to Section 1(b)(ii) or (iii), the Management Member holding such Management Shares or Converted Shares to be Transferred shall give written notice to Wanda of his or her intention to effect such Transfer, which shall set forth in reasonable detail the terms and conditions of such proposed Transfer, including the proposed amount and form of consideration, terms and conditions of payment and a summary of any other material terms pertaining to the Transfer.

Section 2.                                          Put Right.

(a)                                 Subject to Section 2(e) hereof, during the period beginning on January 1, 2016 and ending on the earlier of (i) January 1, 2019 and (ii) the IPO Date, each Management Member shall have the right, but not the obligation, to sell to the Company, and to require the Company to purchase from such Management Member, from time to time, that number of such Management Member’s Initial Management Shares or Converted Shares in respect thereof that such Management Member desires to sell at a price per share equal to the price per share paid pursuant to Section 2(a) of the Subscription Agreement, taking into account any adjustments thereto pursuant to Section 2(b) thereof and with appropriate adjustments for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof (the “Purchase Price Per Share”).

(b)                                 Subject to Section 2(e) hereof, if the Company has not consummated its Initial Public Offering before January 1, 2019, then, during the period beginning on January 1, 2019 and ending on the IPO Date, each Management Member shall have the right, but not the obligation, to sell to the Company, and to require the Company to purchase from such Management Member, from time to time, that number of such Management Member’s Initial Management Shares or Converted Shares in respect thereof that such Management Member desires to sell at a price per share equal to the greater of (x) the Fair Market Value of such Initial Management Shares or Converted Shares in respect thereof on the date of exercise and (y) the Purchase Price Per Share.  A Management Member may irrevocably waive his or her right to require the Company to purchase such Management Member’s Initial Management Shares or Converted Shares in respect thereof at the Purchase Price Per Share by executing and returning to the Company a completed waiver in the form of Exhibit B attached hereto.  For the avoidance of doubt, if a Management Member irrevocably waives such right, such Management Member shall nonetheless retain the right to require the Company to purchase such Management Member’s Initial Management Shares or Converted Shares in respect thereof at the Fair Market Value of such Initial Management Shares or Converted Shares in respect thereof in accordance with the first sentence of this Section 2(b).

(c)                                  Subject to Section 2(e) hereof, if, following the IPO Date, the Initial Management Shares or Converted Shares in respect thereof are not fully and freely tradable securities (without regard to any unexercised rights of the Management Member pursuant to Section 8 hereof) that are (1) listed on an established national or international securities exchange and (2) transferable without restriction or limitation (other than (x) any contractual obligations pursuant to an underwriter’s or similar lock-up agreement entered into by such Management Member that prohibit the sale of Initial Management Shares or Converted Shares in respect thereof for up to one hundred eighty (180) days, (y) any inability to sell Initial Management Shares or Converted Shares in respect thereof because of the Management Member’s possession of material non-public information or (z) reasonable and temporary blackout periods established pursuant to a Trading Policy (“Tradeable Securities”), then, beginning on the later of (i) the IPO Date and (ii) January 1, 2016 and ending on the third anniversary of the later of (x) the IPO Date and (y) January 1, 2016, each Management Member shall have the right, but not the obligation, to sell to the Company, and to require the Company to purchase from such Management Member, from time to time, that number of such Management Member’s Initial Management Shares or Converted Shares in respect thereof that are not fully and freely tradable as described herein and that such Management Member desires to sell at the Purchase Price Per Share.  For purposes herein, a “Put Right” shall mean the rights described in Sections 2(a), (b) and (c).

(d)                                 Notwithstanding anything to the contrary set forth herein, but subject to Section 2(e) hereof, each Management Member shall be entitled to exercise his or her Put Right pursuant to Section 2(a) with respect to any Vested Management Shares (as such term is defined in the Subscription Agreement and including any Initial Vested Management Shares and any Unvested Management Shares that become vested pursuant to Section 5(a) thereof) or Converted Shares in respect of such Shares without the prior written consent of Wanda beginning on the earliest of (i) the date the Management Member’s service for the Company and its Affiliates is terminated by the Company or its Affiliates without Cause (as such term is defined in the Subscription Agreement), (ii) the date the Management Member’s service for the Company and its Affiliates is terminated by the Management Member with Good Reason (as such term is defined in the Subscription Agreement), (iii) the date the Management Member’s service for the Company and its Affiliates is terminated due to death or Disability (as defined in the Subscription Agreement) and (iv) January 1, 2016.

(e)                                  A Management Member may, in his or her sole discretion, exercise a Put Right only on the last Business Day of any fiscal quarter of the Company (each such date of exercise, a “Put Exercise Date”) by providing the Company at least three (3) Business Days prior to, but no more than thirty (30) Business Days prior to, the applicable exercise date with: (a) a completed and executed written notice of exercise of a Put Right (the “Put Notice”) duly delivered to the Company at the address for notice specified pursuant to Section 12(f), which shall include the number of Initial Management Shares or Converted Shares in respect thereof that such Management Member desires to sell pursuant to such Put Right (the “Put Exercised Shares”), and (b) the stock certificate(s) representing the Put Exercised Shares.  A Management Member may revoke a Put Notice by providing the Company, up to five (5) Business Days prior to the applicable Put Exercise Date, with a completed and executed written notice of revocation duly delivered to the Company at the address for notice specified in Section 12(f), which shall include the number of Initial Management Shares or Converted Shares in respect thereof that such Management Member no longer desires to sell pursuant to his or her Put Right on the applicable Put Exercise Date.

(f)                                   The Company shall, no later than five (5) Business Days after the later of (i) the Put Exercise Date and (ii) the final determination of Applicable Value (if applicable), effect, or cause to be effected, payment in U.S. dollars, by check, wire transfer or any combination thereof, to the Management Member into an account designated in writing by such Management Member for the Put Exercised Shares, subject to applicable United States federal, state and local withholding tax requirements.  To the extent Wanda assumes and performs the obligations of the Company pursuant to Section 2(g), references in this Section 2(f) to five (5) Business Days shall be ten (10) Business Days.

(g)                                  In the event that the Company is legally prohibited or restricted, by contract or otherwise, from effecting any purchase and sale provided for in Sections 2(a)-(e) hereof, then Wanda shall assume and perform the obligations of the Company pursuant to this Section 2 and the Management Members shall have the right to require Wanda to purchase their Initial Management Shares and Converted Shares in respect thereof in accordance with the terms set forth herein, provided that Wanda is not legally prohibited or restricted from effecting any purchase and sale pursuant to this Section 2.

(h)                                 The provisions of this Section 2 shall apply to each Management Member at anytime and from time to time, so long as such Management Member owns any of his or her Initial Management Shares or Converted Shares in respect thereof.

Section 3.                                          Company Drag-Along.

(a)                                 At any time prior to the IPO Date, Wanda may require each Management Member to include such Management Member’s Company Drag-Along Pro Rata Share in any Qualified SC Sale pursuant to which Wanda and its Affiliates are Transferring at least 75% of the Shares then held by Wanda and its Affiliates, taken as a whole, for consideration consisting of cash and cash equivalents (a “Company Exit Sale”) to an Independent Third Party (a “Company Exit Sale Transferee”) in a bona fide arm’s length transaction or series of transactions, in each case, at the same purchase price per share as that received by Wanda and its Affiliates and otherwise upon the same terms and subject to the same conditions of those applicable to Wanda and its Affiliates.  In connection with a Company Exit Sale, Wanda may also require each Management Member to provide his or her written consent approving the Company Exit Sale with respect to those Management Shares owned by such Management Member, as necessary or desirable to authorize, approve and adopt the Company Exit Sale.  In the event that a sale is proposed pursuant to this Section 3(a), all outstanding Put Notices shall immediately be deemed withdrawn until the expiration of the time period provided for in Section 3(c). The consummation of a Company Exit Sale by Wanda and/or its Affiliates shall be subject to the sole discretion of Wanda, who shall have no liability or obligation whatsoever (other than compliance with this Section 3) to any Management Member required to participate therein in connection with such Management Member’s Transfer of Management Shares.

(b)                                 The rights set forth in Section 3(a) shall be exercised by Wanda giving written notice (the “Company Drag-Along Notice”) to the Management Members, at least fifteen (15) Business Days prior to the date on which the Company Exit Sale is consummated.  In the event that the terms and/or conditions set forth in the Company Drag-Along Notice are thereafter amended in any material respect, Wanda shall give prompt written notice (a “Company Amended Drag-Along Notice”) of the amended terms and conditions of the proposed Transfer to the Management Members.  Each Company Drag-Along Notice and Company Amended Drag-Along Notice shall set forth: (i) the name of the Company Exit Sale Transferee and the number of Shares proposed to be purchased by such Company Exit Sale Transferee, (ii) the proposed amount and type of consideration and material terms and conditions of payment offered by the Company Exit Sale Transferee and (iii) a summary of any other material terms pertaining to the Transfer.

(c)                                  All Transfers of Shares, including Management Shares, to the Company Exit Sale Transferee pursuant to this Section 3 shall be consummated simultaneously on a Business Day not less than fifteen (15) Business Days or more than ninety (90) calendar days after the Company Drag-Along Notice is received by the Management Members; provided, that, if such Transfer of Shares is subject to the receipt of any required regulatory approval pursuant to Applicable Law, such ninety (90)-day period shall be extended until the expiration of three (3)

Business Days after all such approvals have been received, but in no event later than one-hundred and thirty-five (135) days after the date of delivery of the Company Drag-Along Notice.  The delivery of stock certificates shall be made on such date of consummation, against payment of the purchase price for such Shares being Transferred by the Management Member, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be customary in connection with Transfers of such type and reasonably requested by Wanda, with, to the extent applicable, any and all transfer taxes paid and stamps affixed.  Each Management Member shall receive the same form and amount of consideration received by Wanda and its Affiliates per Share; provided, that, in no event shall any consideration for any additional agreements entered into in connection with such transaction, such as non-competition agreements, be included in the amount of consideration; provided, however, that notwithstanding the foregoing, each Management Member shall nonetheless be entitled to receive consideration, if any, due to such person as a result of or in connection with his or her entry into a non-competition agreement.

(d)                                 Promptly after the consummation of the Company Exit Sale, Wanda shall give notice thereof to the Management Members, shall remit or cause to be remitted to each of the Management Members that have surrendered their certificates and other applicable instruments the total consideration to be paid at closing of the Company Exit Sale for the Shares Transferred (for the avoidance of doubt, less such Management Member’s pro-rata share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses), with the cash portion of the purchase price paid by wire transfer of immediately available funds in accordance with such Management Member’s wire transfer instructions and shall furnish such other evidence of the completion and the date of completion of such Transfer and the terms thereof as may be reasonably requested by the Management Members.

(e)                                  To the extent that the parties (or any successors thereto) to a sale described in this Section 3 are to provide any indemnification or otherwise assume any other post-closing liabilities, Wanda and its Affiliates and all Management Members selling Shares in a transaction described under this Section 3 shall do so severally and not jointly (and on a pro-rata basis in accordance with the Shares being sold by each) and each such Person’s respective potential liability thereunder shall in no event exceed the net proceeds received by such Person in the Company Exit Sale.  Furthermore, each Management Member shall only be required to give customary representations and warranties including, but not limited to, title to Shares conveyed, legal authority and capacity and non-contravention of other agreements to which he or she is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Management Member) and each Management Member’s respective potential liability thereunder shall not exceed the net proceeds received by such Management Member.  Each Management Member shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents and take all other actions reasonably necessary or reasonably requested in connection with such sale (as specified in the Company Drag-Along Notice) in connection with this Section 3; provided, that in connection with such transaction no Management Member shall be required to enter into any non-competition agreement.

(f)                                   If at the end of the ninetieth (90th) day after the Management Members’ receipt of the Company Drag-Along Notice (or such longer period pursuant to Section 3(c)), the proposed Company Exit Sale has not been consummated, the Company Drag-Along Notice shall be null and void, Wanda shall promptly return to each of the Management Members all certificates and other applicable instruments representing Shares that Management Members delivered for Transfer pursuant hereto, together with any other documents in the possession of Wanda executed by the Management Members in connection with such proposed Transfer, and it shall be necessary for a separate Company Drag-Along Notice to be delivered, and the terms and provisions of this Section 3 separately complied with, in order to consummate any Transfer pursuant to this Section 3.

Section 4.                                          Parent Drag-Along.

(a)                                 Concurrently and in connection with a Qualified Parent Sale that resulted in the Conversion pursuant to Section 9 or at any time after such Conversion, Wanda may require each Management Member to include such Management Member’s Parent Drag-Along Pro Rata Share in any Qualified Parent Sale pursuant to which Wanda and its Affiliates are Transferring at least 75% of the Successor Shares then held by Wanda and its Affiliates, taken as a whole, for consideration consisting of cash and cash equivalents (a “Parent Exit Sale”) to an Independent Third Party (a “Parent Exit Sale Transferee”) in a bona fide arm’s length transaction or series of transactions, in each case, at the same purchase price per share as that received by Wanda and its Affiliates and otherwise upon the same terms and subject to the same conditions of those applicable to Wanda and its Affiliates (the material terms and conditions of which shall be set forth in the Parent Drag-Along Notice).  In connection with a Parent Exit Sale, Wanda may also require each Management Member to provide his or her written consent approving the Parent Exit Sale with respect to those Converted Shares owned by such Management Member that are included in such Management Member’s Parent Drag-Along Pro Rata Share, as necessary or desirable to authorize, approve and adopt the Parent Exit Sale.  In the event that a sale is proposed pursuant to this Section 4(a), all outstanding Put Notices shall immediately be deemed withdrawn until the expiration of the time period provided for in Section 4(c). The consummation of a Parent Exit Sale by Wanda and/or its Affiliates shall be subject to the sole discretion of Wanda, who shall have no liability or obligation whatsoever (other than compliance with this Section 4) to any Management Member required to participate therein in connection with such Management Member’s Transfer of Converted Shares.

(b)                                 The rights set forth in Section 4(a) shall be exercised by Wanda giving written notice (the “Parent Drag-Along Notice”) to the Management Members, at least fifteen (15) Business Days prior to the date on which Wanda expects that the Parent Exit Sale will be consummated.  In the event that the terms and/or conditions set forth in the Parent Drag-Along Notice are thereafter amended in any material respect, Wanda shall give prompt written notice (a “Parent Amended Drag-Along Notice”) of the amended terms and conditions of the proposed Transfer to the Management Members.  Each Parent Drag-Along Notice and Parent Amended Drag-Along Notice shall set forth: (i) the name of the Parent Exit Sale Transferee and the number of Successor Shares proposed to be purchased by such Parent Exit Sale Transferee, (ii) the proposed amount and type of consideration and material terms and conditions of payment offered by the Parent Exit Sale Transferee and (iii) a summary of any other material terms pertaining to the Transfer.

(c)                                  All Transfers of Successor Shares, including Converted Shares, to the Parent Exit Sale Transferee pursuant to this Section 4 shall be consummated simultaneously on a Business Day not less than fifteen (15) Business Days or more than ninety (90) calendar days after the Parent Drag-Along Notice is received by the Management Members; provided, that, if such Transfer of Successor Shares and Converted Shares is subject to the receipt of any required regulatory approval pursuant to Applicable Law, such ninety (90)-day period shall be extended until the expiration of three (3) Business Days after all such approvals have been received, but in no event later than one-hundred and thirty-five (135) days after the date of delivery of the Parent Drag-Along Notice.  The delivery of stock certificates shall be made on such date of consummation, against payment of the purchase price for such Converted Shares being Transferred by the Management Member, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be customary in connection with Transfers of such type and reasonably requested by Wanda, with, to the extent applicable, any and all stock transfer taxes paid and stamps affixed.  Each Management Member shall receive the same form and amount of consideration received by Wanda and its Affiliates per Converted Share.

(d)                                 Promptly after the consummation of the Parent Exit Sale, Wanda shall give notice thereof to the Management Members, shall remit or cause to be remitted to each of the Management Members that have surrendered their certificates and other applicable instruments the total consideration to be paid at closing of the Parent Exit Sale for the Shares Transferred (for the avoidance of doubt, less such Management Member’s pro-rata share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses), with the cash portion of the purchase price paid by wire transfer of immediately available funds in accordance with such Management Member’s wire transfer instructions and shall furnish such other evidence of the completion and the date of completion of such Transfer and the terms thereof as may be reasonably requested by the Management Members.

(e)                                  To the extent that the parties (or any successors thereto) to a sale described in this Section 4 are to provide any indemnification or otherwise assume any other post-closing liabilities, Wanda and its Affiliates and all Management Members selling Converted Shares in a transaction described under this Section 4 shall do so severally and not jointly (and on a pro-rata basis in accordance with the Converted Shares being sold by each) and each such Person’s respective potential liability thereunder shall in no event exceed the net proceeds received by such Person in the Parent Exit Sale.  Furthermore, each Management Member shall only be required to give customary representations and warranties including, but not limited to, title to Converted Shares conveyed, legal authority and capacity and non-contravention of other agreements to which he or she is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Management Member) and each Management Member’s respective potential liability thereunder shall not exceed the net proceeds received by such Management Member.  Each Management Member shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents and take all other actions necessary or reasonably requested in connection with such sale (as specified in the Parent Drag-Along Notice) in connection with this Section 4; provided, that in connection with such transaction no Management Member shall be required to enter into any non-competition agreement.

(f)                                   If at the end of the ninetieth (90th) day after the Management Members’ receipt of the Parent Drag-Along Notice (or such longer period pursuant to Section 4(c)), the proposed Parent Exit Sale has not been consummated, the Parent Drag-Along Notice shall be null and void, Wanda shall promptly return to each of the Management Members all certificates and other applicable instruments representing Converted Shares that Management Members delivered for Transfer pursuant hereto, together with any other documents in the possession of Wanda executed by the Management Members in connection with such proposed Transfer, and it shall be necessary for a separate Parent Drag-Along Notice to be delivered, and the terms and provisions of this Section 4 separately complied with, in order to consummate any Transfer pursuant to this Section 4.

Section 5.                                          Company Tag-Along Rights.

(a)                                 If at any time prior to the IPO Date, Wanda proposes to directly or indirectly Transfer any Shares held by Wanda or any of its Affiliates to any Person other than the Company or any Affiliate of Wanda, whether in one transaction or in a series of related transactions, then Wanda shall give each of the Management Members written notice (the “Company Tag-Along Notice”) of their opportunity to participate in such sale pursuant to the terms set forth herein (a “Company Tag-Along Sale”).  Each Management Member shall have the right, exercisable upon written notice to Wanda within fifteen (15) Business Days after receipt of the Company Tag-Along Notice (the “Company Tag-Along Election Period”) and subject to the other terms and conditions of this Agreement, to participate in such Company Tag-Along Sale (the “Company Tag-Along Transferee”).  Each Company Tag-Along Notice shall set forth: (i) the name of the Company Tag-Along Transferee and the number of Shares proposed to be purchased by such Company Tag-Along Transferee, (ii) the proposed amount and type of consideration and material terms and conditions of payment offered by the Company Tag-Along Transferee and (iii) a summary of any other material terms pertaining to the Transfer (such participation rights being hereinafter referred to as “Company Tag-Along Rights”).

(b)                                 Any Management Member who elects not to exercise Company Tag-Along Rights or who has not notified Wanda of his or her intent to exercise Company Tag-Along Rights within the Company Tag-Along Election Period shall be deemed to have elected not to exercise such Company Tag-Along Right with respect to such Company Tag-Along Sale and Wanda, any of its Affiliates and the Management Members who have exercised Company Tag-Along Rights hereunder shall thereafter be free to Transfer to the Company Tag-Along Transferee at a per Share price no greater than the per Share price set forth in the Company Tag-Along Notice with respect to such Transfer and on other terms and conditions that are not materially more favorable to Wanda, any of its Affiliates and the Management Members who have exercised such Company Tag-Along Rights than those set forth in such Company Tag-Along Notice, without any further obligation to such Management Members who have elected not to exercise Company Tag-Along Rights or not provided notice to exercise Company Tag-Along Rights.  Each Management Member who elects to exercise Company Tag-Along Rights within the Company Tag-Along Election Period may sell in the Company Tag-Along Sale up to the number of whole Management Shares in an amount equal to such Management Member’s Company Tag-Along Pro Rata Share (reduced, to the extent necessary, so that each participating Management Member shall be able to include its Company Tag-Along Pro Rata Share) and such additional Management Shares as permitted by Section 5(c).

(c)                                  If one or more Management Members elects not to include the maximum number of his or her eligible Management Shares in a proposed Transfer, Wanda shall give prompt notice to each other participating Management Member and each participating Management Member may Transfer in the proposed Transfer a number of additional Management Shares equal to such participating Management Member’s pro-rata portion (based upon the aggregate number of Management Shares owned by such participating Management Member relative to the aggregate number of Management Shares owned by all participating Management Members) of the number of Management Shares eligible to be included in the proposed Transfer that were not allocated to Management Members pursuant to Section 5(b).  Such additional Management Shares which any such Management Member(s) proposes to sell shall not be included in the calculation of whether such Management Member’s Company Tag-Along Pro Rata Share has been exceeded under the last sentence of Section 5(b).

(d)                                 At the closing of the Company Tag-Along Sale, the delivery of stock certificates shall be made on such date by each Management Member exercising Company Tag-Along Rights, against payment of the purchase price for such Shares, duly endorsed for transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be customary in connection with Transfers of such type and reasonably requested by Wanda, with, to the extent applicable, any and all stock transfer taxes paid and stamps affixed.  The consummation of such proposed Company Tag-Along Sale shall be subject to the sole discretion of Wanda, who shall have no liability or obligation whatsoever (other than compliance with this Section 5) to any Management Member participating therein in connection with such Management Member’s Transfer of Management Shares.  Each Management Member exercising Company Tag-Along Rights shall receive the same amount and form of consideration received by Wanda and its Affiliates per Share on the same terms and conditions as Wanda and its Affiliates; provided, that, in no event shall any consideration for any additional agreements entered into in connection with such transaction, such as non-competition agreements, be included in the amount of consideration provided, however, that notwithstanding the foregoing, each Management Member shall nonetheless be entitled to receive consideration, if any, due to such person as a result of or in connection with his or her entry into a non-competition agreement.

(e)                                  To the extent that the parties (or any successors thereto) to the Company Tag-Along Sale are to provide any indemnification or otherwise assume any other post-closing liabilities, Wanda, any of its Affiliates and Management Members Transferring Shares to the Company Tag-Along Transferee shall do so severally and not jointly (and on a pro-rata basis in accordance with the Shares being sold by each), and each such Person’s respective potential liability thereunder shall in no event exceed the net proceeds received by such Person in such Company Tag-Along Sale.  Furthermore, each Management Member Transferring Shares to the Company Tag-Along Transferee shall only be required to give customary representations and warranties including, but not limited to, title to Shares conveyed, legal authority and capacity and non-contravention of other agreements to which he or she is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Management Member) and his or her potential liability thereunder shall not exceed the net proceeds thereof received by such Management Member.

(f)                                   All Transfers of Shares, including Management Shares, to the Company Tag-Along Transferee pursuant to this Section 5 shall be consummated simultaneously on a Business Day not less than fifteen (15) Business Days or more than ninety (90) calendar days after the end of the Company Tag-Along Election Period; provided, that, if such Transfer of Shares is subject to any required regulatory approval pursuant to Applicable Law, such ninety (90)-day period shall be extended until the expiration of three (3) Business Days after all such approvals have been received, but in no event later than one-hundred and thirty-five (135) days after the end of the Company Tag-Along Election Period.  Each participating Management Member shall be required to enter into any instrument, undertaking, obligation or make any filing reasonably necessary or reasonably requested and deliver all documents and take all other actions necessary or reasonably requested in connection with such sale (as specified in the Company Tag-Along Notice) as a condition to the exercise of such holder’s rights to Transfer Management Shares under this Section 5; provided, that, in connection with such transaction no Management Member shall be required to enter into any non-competition agreement.

(g)                                  Promptly after the consummation of the Company Tag-Along Sale, Wanda shall give notice thereof to the Management Members, shall remit or cause to be remitted to each of the Management Members that have surrendered their certificates and other applicable instruments the total consideration to be paid at closing of the Company Tag-Along Sale for the Shares Transferred (for the avoidance of doubt, less such Management Member’s pro-rata share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses), with the cash portion of the purchase price paid by wire transfer of immediately available funds in accordance with such Management Member’s wire transfer instructions and shall furnish such other evidence of the completion and the date of completion of such Transfer and the terms thereof as may be reasonably requested by the Management Members.

(h)                                 If at the end of the ninetieth (90th) day after the end of the Company Tag-Along Election Period (or such longer period pursuant to Section 5(g)), the proposed Company Tag-Along Sale has not been consummated, the Company Tag-Along Notice shall be null and void, Wanda shall promptly return to each of the Management Members all certificates and other applicable instruments representing Shares that Management Members delivered for Transfer pursuant hereto, together with any other documents in the possession of Wanda executed by the Management Members in connection with such proposed Transfer, and it shall be necessary for a separate Company Tag-Along Notice to be delivered, and the terms and provisions of this Section 5 separately complied with, in order to consummate any Transfer pursuant to this Section 5.

Section 6.                                          Parent Tag-Along Rights.

(a)                                 Concurrently and in connection with a Qualified Parent Sale that resulted in the Conversion pursuant to Section 9 or at any time after such Conversion, if Wanda proposes to directly or indirectly Transfer any of the Successor Shares held by Wanda or any of its Affiliates to any Person other than the Company or any Affiliate of Wanda, whether in one transaction or in a series of related transactions, then Wanda shall give each of the Management Members written notice (the “Parent Tag-Along Notice”) of their opportunity to participate in such sale pursuant to the terms set forth herein (a “Parent Tag-Along Sale”).  Each Management Member shall have the right, exercisable upon written notice to Wanda within fifteen (15)

Business Days after receipt of the Parent Tag-Along Notice (the “Parent Tag-Along Election Period”) and subject to the other terms and conditions of this Agreement, to participate in the Parent Tag-Along Sale to any Person (the “Parent Tag-Along Transferee”).  Each Parent Tag-Along Notice shall set forth: (i) the name of the Parent Tag-Along Transferee and the number of Successor Shares proposed to be purchased by such Parent Tag-Along Transferee, (ii) the proposed amount and type of consideration and material terms and conditions of payment offered by the Parent Tag-Along Transferee and (iii) a summary of any other material terms pertaining to the Transfer (such participation rights being hereinafter referred to as “Parent Tag-Along Rights”).

(b)                                 Any Management Member who elects not to exercise Parent Tag-Along Rights or who has not notified Wanda of his or her intent to exercise Parent Tag-Along Rights within the Parent Tag-Along Election Period shall be deemed to have elected not to exercise such Parent Tag-Along Right with respect to such Parent Tag-Along Sale and Wanda, any of its Affiliates and the Management Members who have exercised Parent Tag-Along Rights hereunder shall thereafter be free to Transfer to the Parent Tag-Along Transferee at a per Converted Share price no greater than the per Successor Share price set forth in the Parent Tag-Along Notice with respect to such Transfer and on other terms and conditions that are not materially more favorable to Wanda, any of its Affiliates and the Management Members who have exercised such Parent Tag-Along Rights than those set forth in such Parent Tag-Along Notice, without any further obligation to such Management Members who have elected not to exercise Parent Tag-Along Rights or not provided notice to exercise Parent Tag-Along Rights.  Each Management Member who elects to exercise Parent Tag-Along Rights within the Parent Tag-Along Election Period may sell in the Parent Tag-Along Sale up to the number of whole Converted Shares in an amount equal to such Management Member’s Parent Tag-Along Pro Rata Share (reduced, to the extent necessary, so that each participating Management Member shall be able to include its Parent Tag-Along Pro Rata Share) and such additional Converted Shares as permitted by Section 6(c).

(c)                                  If one or more Management Members elects not to include the maximum number of his or her eligible Converted Shares in a proposed Transfer, Wanda shall give prompt notice to each other participating Management Member and each participating Management Member may Transfer in the proposed Transfer a number of additional Converted Shares equal to such participating Management Member’s pro-rata portion (based upon the aggregate number of Converted Shares owned by such participating Management Member relative to the aggregate number of Converted Shares owned by all participating Management Members) of the number of Converted Shares eligible to be included in the proposed Transfer that were not allocated to Management Members pursuant to Section 6(b).  Such additional Converted Shares which any such Management Member(s) proposes to sell shall not be included in the calculation of whether such Management Member’s Parent Tag-Along Pro Rata Share has been exceeded under the last sentence of Section 6(b).

(d)                                 At the closing of the Parent Tag-Along Sale, the delivery of stock certificates shall be made on such date by each Management Member exercising Parent Tag-Along Rights, against payment of the purchase price for such Converted Shares, duly endorsed for transfer or with duly executed stock powers or similar instruments, or such other instrument of transfer of such Converted Shares as may be reasonably requested by the Parent Tag-Along

Transferee and the Company, with, to the extent applicable, any and all stock transfer taxes paid and stamps affixed.  The consummation of such proposed Parent Tag-Along Sale shall be subject to the sole discretion of Wanda, who shall have no liability or obligation whatsoever (other than compliance with this Section 6) to any Management Member participating therein in connection with such Management Member’s Transfer of Converted Shares.  Each Management Member exercising Parent Tag-Along Rights shall receive the same amount and form of consideration received by Wanda and its Affiliates per Converted Share on the same terms and conditions as Wanda and its Affiliates; provided, that, in no event shall any consideration for any additional agreements entered into in connection with such transaction, such as non-competition agreements, be included in the amount of consideration..

(e)                                  To the extent that the parties (or any successors thereto) to the Parent Tag-Along Sale are to provide any indemnification or otherwise assume any other post-closing liabilities, Wanda, any of its Affiliates and Management Members Transferring Successor Shares or Converted Shares to the Parent Tag-Along Transferee shall do so severally and not jointly (and on a pro-rata basis in accordance with the Successor Shares or Converted Shares being sold by each), and each such Person’s respective potential liability thereunder shall in no event exceed the net proceeds received by such Person in such Parent Tag-Along Sale.  Furthermore, each Management Member Transferring Converted Shares to the Parent Tag-Along Transferee shall only be required to give customary representations and warranties including, but not limited to, title to Converted Shares conveyed, legal authority and capacity and non-contravention of other agreements to which he or she is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Management Member) and his or her potential liability thereunder shall not exceed the net proceeds thereof received by such Management Member.

(f)                                   All Transfers of Successor Shares and Converted Shares to the Parent Tag-Along Transferee pursuant to this Section 6 shall be consummated simultaneously on a Business Day not less than fifteen (15) Business Days or more than ninety (90) calendar days after the end of the Parent Tag-Along Election Period; provided, that,  if such Transfer of Successor Shares and Converted Shares is subject to any required regulatory approval pursuant to Applicable Law, such ninety (90)-day period shall be extended until the expiration of three (3) Business Days after all such approvals have been received, but in no event later than one-hundred and thirty-five (135) days after the end of the Parent Tag-Along Election Period.  Each participating Management Member shall be required to enter into any instrument, undertaking, obligation or make any filing necessary or reasonably requested and deliver all documents and take all other actions necessary or reasonably requested in connection with such sale (as specified in the Parent Tag-Along Notice) as a condition to the exercise of such holder’s rights to Transfer Converted Shares under this Section 6; provided, that, in connection with such transaction no Management Member shall be required to enter into any non-competition agreement.

(g)                                  Promptly after the consummation of the Parent Tag-Along Sale, Wanda shall give notice thereof to the Management Members, shall remit or cause to be remitted to each of the Management Members that have surrendered their certificates and other applicable instruments the total consideration to be paid at closing of the Parent Tag-Along Sale for the Shares Transferred (for the avoidance of doubt, less such Management Member’s pro-rata share of any escrows, holdbacks or adjustments in purchase price and any transaction expenses), with the cash portion of the purchase price paid by wire transfer of immediately available funds in accordance with such Management Member’s wire transfer instructions and shall furnish such other evidence of the completion and the date of completion of such Transfer and the terms thereof as may be reasonably requested by the Management Members.

(h)                                 If at the end of the ninetieth (90th) day after the end of the Parent Tag-Along Election Period (or such longer period pursuant to Section 6(g)), the proposed Parent Tag-Along Sale has not been consummated, the Parent Tag-Along Notice shall be null and void, Wanda shall promptly return to each of the Management Members all certificates and other applicable instruments representing Converted Shares that Management Members delivered for Transfer pursuant hereto, together with any other documents in the possession of Wanda executed by the Management Members in connection with such proposed Transfer, and it shall be necessary for a separate Parent Tag-Along Notice to be delivered, and the terms and provisions of this Section 6 separately complied with, in order to consummate any Transfer pursuant to this Section 6.

Section 7.                                          Cooperation.

(a)                                 If the Company or the holders of the Company’s securities enter into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the 1933 Act may be available with respect to the transaction (including a merger, consolidation, or other reorganization), each Management Member shall, if requested by the Company, appoint a purchaser representative (as defined in Rule 501 of the 1933 Act) reasonably acceptable to the Company.  If the purchaser representative is appointed by the Company, the Company shall pay the fees of the purchaser representative, but if any Management Member appoints another purchaser representative, such Management Member shall be responsible for the fees of the purchaser representative so appointed.

(b)                                 Each of Wanda, the Company and the Management Members shall reasonably cooperate to effect any Transfers pursuant to Sections 2, 3, 4, 5 or 6 of this Agreement, including seeking and obtaining all such approvals, authorizations, consents, waivers or clearances, the preparation of relevant documentation and supplying, as promptly as practicable, any additional information and documentary material that may be requested or required in connection therewith, and keep one another reasonably informed with respect to the status of each clearance, approval or waiver sought from any Governmental Authority in connection with any Transfers contemplated by this Agreement and any material communications between such party and such Governmental Authority.

(c)                                  No Management Member shall be obligated to pay any expenses incurred in connection with any unconsummated Company Exit Sale or Parent Exit Sale, and each Management Member shall bear only his or her pro-rata share (based on the number of Shares Transferred by such Management Member in such transaction) of expenses incurred in connection with a consummated Company Exit Sale or Parent Exit Sale, or Company Tag-Along Sale or Parent Tag-Along Sale (in each case, whether or not consummated) to the extent such expenses are incurred for the benefit of all Shareholders and are not otherwise paid by the Company or another Person.

(d)                                 Each Management Member shall bear his or her pro-rata share of the costs of any transaction in which he or she sells Management Shares (based on the number of Management Shares sold by such Management Member in such transaction) to the extent such costs are incurred for the benefit of all holders of Management Shares and are not otherwise paid by the Company or the acquiring party.

Section 8.                                          Registration Rights.

(a)                                 Piggyback Registrations.  If the Company or Wanda at any time proposes to register any Shares or any security convertible into or exchangeable or exercisable for Shares, including pursuant to Section 9 hereof, under the 1933 Act (other than a registration on Form S-8, S-4 or F-4, or any successor forms, relating to Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person), whether or not for sale for its own account, the Company or Wanda (as applicable) shall give written notice of the proposed registration to each Management Member not later than fifteen (15) Business Days prior to the filing thereof.  Each Management Member shall have the right to request that all or any part of such Management Member’s Management Shares be included in such registration.  Each Management Member can make such a request by giving written notice to the Company within ten (10) Business Days after the receipt of the Company’s notice of the proposed registration; provided, however, that if the registration is an underwritten registration and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company, Wanda and all Management Members propose to sell in such registration exceeds the maximum amount of securities that can be sold in such offering without having a material adverse effect on the success of the offering, including without limitation an impact on the selling price and other terms of such offering, the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters, can be sold without having a material adverse effect on the success of the offering as follows: (i) first, the securities which the Company proposes to sell; and (ii) second, the securities of Wanda (and its Affiliates) and the Management Members (pro rata among Wanda and all such Management Members on the basis of the number of such securities so requested to be included in such registration by each).  Securities proposed to be registered and sold pursuant to an underwritten offering for the account of any Management Members shall be sold to the prospective underwriters, selected by the holders of a majority of Shares to which such registration statement relates and approved by the Company, on the terms and subject to the conditions of one or more underwriting agreements negotiated between the holders of a majority of Shares to which such registration statement relates, the Company and the prospective underwriters at the same purchase price per securities as, and on the same applicable terms and conditions as apply to, the Company and Wanda.  The Company may withdraw any registration statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Management Member.

(b)                                 Holdback Agreements.  Notwithstanding any other provisions of this Agreement, each Management Member agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable to all Management Members) he or she will not (and it shall be a condition to the rights of each Management Member under this Agreement that such Management Member does not) offer for Public Sale any securities during (i) a period not to exceed sixty (60) days prior to and one-hundred and eighty (180) days after the effective date of any registration statement filed by the Company in connection with an underwritten Initial Public Offering and any subsequent underwritten offerings (except as part of such underwritten registration or as otherwise permitted by such underwriters) and (ii) a period not to exceed ninety (90) days after the effective date of any Registration Statement filed by the Company in connection with any underwritten Public Sale of securities that is not an Initial Public Offering (except as part of such underwritten registration or as otherwise permitted by such underwriters); provided, however, that in each case, no Management Member shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely effect the success of the offering.

(c)                                  Expenses.  Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Management Members in connection with any registration under this Section 8 shall be borne by the Company, except that the following expenses shall be borne by the Management Members incurring the same: (i) the costs and expenses of counsel to such Management Member to the extent such Management Member retains counsel; (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Management Member’s securities; and (iii) transfer taxes with respect to the securities sold by such Management Member.

(d)                                 Registration Procedures.  Whenever any Person requests that any Registrable Securities be registered pursuant to this Section 8, subject to the provisions of this Section 8, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

(i)                                     Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall furnish to each participating Person and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Person and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the 1933 Act and such other documents as such Person or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Person.

(ii)                                  After the filing of the registration statement, the Company shall (x) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act and shall incorporate such information as the managing underwriter or underwriters agree should be included therein relating to the plan of distribution, (y) comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition set forth in such registration statement or supplement to such prospectus and (z) promptly notify each Person holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the Securities and Exchange Commission (the “SEC”) or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(iii)                               The Company shall use its reasonable best efforts to (x) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Person holding such Registrable Securities reasonably (in light of such Person’s intended plan of distribution) requests and (y) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Person to consummate the disposition of the Registrable Securities owned by such Person; provided, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(d)(iii), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(iv)                              The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document that shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.  The Company shall cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings to be made with the Financial Industry Regulatory Authority, Inc.

(v)                                 Each Person agrees that at the time that such Person is holding Registrable Securities, upon receipt of any written notice from the Company of the occurrence of any event requiring the preparation of a supplement or amendment of a prospectus relating to the Registrable Securities covered by a registration statement that is required to be delivered under the 1933 Act so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or to make the statements therein not misleading, such Person shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Person’s receipt of the copies of a supplemented or amended prospectus, and, if so directed by the Company, such Person shall deliver to the Company all copies, other than any permanent file copies then in such Person’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to this Section 8(d)(v) to the date when the Company shall make available to such Person a prospectus supplemented or amended to conform with the requirements of this Section 8(d)(v).

(vi)                              The Company shall use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded and if none of the Registrable Securities are so listed, on any securities exchange or quotation system on which similar securities issued by the Company are then listed, and if no such similar securities are listed, on any national securities exchange.

(vii)                           The Company shall have appropriate officers of the Company (x) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (y) take other reasonable actions to obtain ratings for any Registrable Securities and (z) otherwise use their reasonable best efforts to cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(e)                                  Foreign jurisdictions.

(i)                                     The Management Members shall be entitled to the foregoing registration rights with respect to any potential public offering of the Shares in the United States and shall be entitled to reasonably analogous or equivalent rights with respect to any other offering of the Shares (or any other securities of any of the Offering Entities (as defined below) that may be distributed to the Management Members) in any other jurisdiction in which the Company (or any of the Offering Entities) undertakes to publicly offer or list such securities for trading on a recognized securities exchange.  Whenever any provision in this Section 8 refers to a law or institution of the United States but the Company wishes to effectuate a registration or an analogous procedure such as the application for listing accompanied by the issue of a prospectus or equivalent listing requirements in a different jurisdiction, reference in this Section 8 to the laws or institutions of the United States shall be read as referring, mutatis mutandis, to the comparable laws or institutions of the jurisdiction in question and registration shall be construed, as appropriate, to include an application for listing of the Shares (or other securities of any of the Offering Entities, as applicable) on a recognized stock exchange accompanied by the issue of a prospectus or equivalent listing requirements.

(ii)                                  In furtherance of the foregoing, for purposes of this Agreement, reference to registration of securities under the 1933 Act and the 1934 Act shall be deemed to mean the equivalent registration in a jurisdiction other than the United States, it being understood and agreed that in each such case all references in this Agreement to the 1933 Act, the 1934 Act and the rules, forms of registration statements and registration of securities thereunder, U.S. law and the SEC, shall be deemed to refer to the equivalent statutes, rules, forms of registration statements, registration of securities and laws of and equivalent government authority in the applicable non-U.S. jurisdiction.

Section 9.                                          Conversion.

(a)                                 In the event of an Initial Public Offering, Qualified Offering or Qualified Parent Sale by Wanda or any of its Affiliates of any entity (other than the Company) of which the Company and its Subsidiaries, taken as a whole, comprise 90% or more of the assets, revenues or income (such entity, a “Successor Entity”), then, immediately prior to the consummation of such Initial Public Offering, Qualified Offering or Qualified Parent Sale, all then-outstanding Management Shares shall be automatically canceled and each Management Member shall receive, in exchange for the cancellation of his or her Management Shares, such number of shares of common stock (or equivalent class of securities) of the Successor Entity (“Successor Shares”) with an aggregate Fair Market Value equal to the aggregate Fair Market Value of such Management Member’s Management Shares (the Successor Shares so disbursed to the Management Members, and Successor Shares acquired by any Management Member thereafter, the “Converted Shares”) (such cancellation and exchange, the “Conversion”).  All fractional Successor Shares shall be paid in cash to the applicable Management Member(s).  Wanda agrees to (i) provide a written notice to the Management Members at least fifteen (15) Business Days prior to the date on which Wanda expects to consummate an Initial Public Offering, Qualified Offering or Qualified Parent Sale in which a Conversion shall occur and (ii) to the extent permitted by Applicable Law, take any and all reasonable and necessary actions and comply with all necessary legal and regulatory requirements to permit the issuance of the Converted Shares to the Management Members; provided, however, that notwithstanding the foregoing, if (x) an Initial Public Offering, Qualified Offering or Qualified Parent Sale in which a Conversion shall occur is to be consummated solely in the PRC, and (y) the then applicable legal and/or regulatory requirements of the PRC prohibit Wanda from issuing the Successor Shares to the Management Members (a “Non-Conversion Event”), then Management Members shall retain his or her outstanding Management Shares.  Any such Successor Entity undertaking an Initial Public Offering or a Qualified Offering shall hereinafter be referred to as an “Offering Entity”, and any shares of such Offering Entity shall hereinafter be referred to as an “Offering Share”.

(b)                                 No Management Member shall be obligated to pay any expenses incurred in connection with any Conversion that does not result in the receipt or ownership by such Management Member of Tradeable Securities; provided, however, that the foregoing clause shall not, and shall not be deemed or construed to, eliminate or otherwise limit any Management Member’s obligation to bear the costs and expenses for which such Management Member is responsible as provided in Sections 7(c) and 8(c).

Section 10.                                   Termination of Agreement.

This Agreement may be terminated at any time by a resolution of the Board terminating this Agreement and the approval in writing of Management Members holding in the aggregate a majority of the then-outstanding Management Shares or Converted Shares outstanding as of the effective time of this Agreement (as applicable); provided, however, that, the provisions of Section 2 and Section 9 hereunder may not be terminated unless such termination is in writing and is signed by each Management Member in respect of whom the termination is to be effective.

Section 11.                                   Definitions.

(a)                                 As used in this Agreement, the following terms have the following meanings:

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Applicable Value” shall mean, with respect to a Share or Successor Share, the value as determined by the Board in its reasonable good faith within ten (10) Business Days following the applicable Put Exercise Date, without application of any minority, illiquidity, transfer or voting restriction, or other similar discounts.  In determining the value of a Share or Successor Share, the Board may consider any relevant factors including (a) the Company’s or the Successor Entity’s net profit for the previous year, (b) the Company’s or the Successor Entity’s expected level of growth and net profit, (c) the Company’s or the Successor Entity’s revenue and net profit growth and overall margins compared to other companies in the industry, including public companies, (d) the risk associated with achieving the Company’s or the Successor Entity’s expected growth in revenue and net profit, (e) the impact of Specified Exclusions and Transaction Adjustments (as such terms are defined in the Management Incentive Bonus Plan), (f) the timing and anticipated value of any potential exit by Wanda with respect to the Company or the Successor Entity and (g) enterprise value based on discounted cash flow.  If Management Members who are party to this Agreement as of the date hereof and who hold a majority of the outstanding Management Shares (or Converted Shares, as applicable) as of the date of determination, disagree with the value determined by the Board, such Management Members shall notify the Board of such disagreement within five (5) Business Days following the Board’s determination, in which case the Applicable Value shall be determined by an independent qualified third-party appraiser, which may include an investment bank, of national reputation in the United States or of widely recognized international reputation selected by such Management Members from a group of two such appraisers proposed by the Board.  The determination of such appraiser shall be based on any relevant factors such appraiser deems appropriate and shall not be based on any determination made previously by the Board, and such determination shall be final, conclusive and binding on all Persons, including the Company, the Successor Entity and their respective Affiliates and Subsidiaries, the Management Members and their beneficiaries, and any other Persons claiming rights from or through a Management Member.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York or in Beijing, PRC.

“Company” has the meaning set forth in the preamble.

“Company Amended Drag-Along Notice” has the meaning set forth in Section 3(b).

“Company Drag-Along Notice” has the meaning set forth in Section 3(b).

“Company Drag-Along Pro Rata Share” means, with respect to each Management Member (i) the aggregate number of Management Shares held by such Management Member multiplied by (ii) a fraction, the numerator of which is equal to the number of Shares proposed to be sold by Wanda and its Affiliates in the applicable Company Exit Sale under Section 3 and the denominator of which is the aggregate number of Shares owned by Wanda and its Affiliates.

“Company Exit Sale” has the meaning set forth in Section 3(a).

“Company Exit Sale Transferee” has the meaning set forth in Section 3(a).

“Company Tag-Along Election Period” has the meaning set forth in Section 5(a).

“Company Tag-Along Notice” has the meaning set forth in Section 5(a).

“Company Tag-Along Pro Rata Share” means, with respect to each Management Member (i) the aggregate number of Management Shares held by such Management Member, multiplied by (ii) a fraction, the numerator of which is equal to the number of Shares proposed to be sold by Wanda and its Affiliates in the applicable Company Tag-Along Sale under Section 5 and the denominator of which is the aggregate number of Shares owned by Wanda and its Affiliates.

“Company Tag-Along Rights” has the meaning set forth in Section 5(a).

“Company Tag-Along Sale” has the meaning set forth in Section 5(a).

“Company Tag-Along Transferee” has the meaning set forth in Section 5(a).

“Conversion” has the meaning set forth in Section 9(a).

“Converted Shares” has the meaning set forth in Section 9(a).

“Fair Market Value” of a Share or Successor Share shall be (a) in the event that such Shares or Successor Shares are not listed on an established internationally recognized securities exchange or any established internationally recognized over-the-counter trading system, a Share’s or Successor Share’s Applicable Value or (b) in the event that such Shares or Successor Shares are listed on an established internationally recognized securities exchange or any established internationally recognized over-the-counter trading system, the average closing price of a Share or Successor Share on the principal exchange on which such Shares or Successor Shares are then trading, as reported by Bloomberg L.P. or as reported on any composite index which includes such principal exchange, over the period of the twenty (20) trading days immediately prior to such date of determination.

“Family Group” means, with respect to any individual, such individual’s spouse, parents and descendants (whether natural or adopted).

“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official (including any court, tribunal or arbitral body) and any political subdivision thereof, including the NDRC, the MOFCOM and the SAFE.

“Independent Third Party” means any Person that is not an Affiliate of Wanda.

“Initial Management Shares” means all Management Shares subscribed for by a Management Member pursuant to the applicable Subscription Agreement or, as applicable, Converted Shares in respect of such Shares.

“Initial Public Offering” means the first bona fide firm commitment underwritten public offering of Shares (or any Offering Shares) registered on Form S-1 (or any equivalent or successor form under the 1933 Act or any similar form under any foreign rules and regulations) in which the Shares (or any Offering Shares) are listed on the NASDAQ Stock Market, the New York Stock Exchange, the Hong Kong Stock Exchange, or such other internationally recognized stock exchange that is determined by Wanda (including the Shanghai Stock Exchange and the Shenzhen Stock Exchange in the case of a public offering of Shares in the PRC).

“IPO Date” means the date on which the Company or the Successor Entity (or any successor thereto) consummates its Initial Public Offering.

“LCIA” has the meaning set forth in Section 12(o)(i).

“Management Member” and “Management Members” has the meaning set forth in the preamble.

“Management Shares” means all Shares subscribed for by a Management Member at or immediately prior to the Effective Time and any Shares acquired by any Management Member after the date hereof.

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Subsidiary” has the meaning set forth in the recitals.

“MOFCOM” means the Ministry of Commerce of the PRC as well as its local counterpart in Dalian, Liaoning province of the PRC.

“NDRC” means the National Development and Reform Commission of the PRC as well as its local counterpart in Dalian, Liaoning province of the PRC.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereby.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereby.

“Offering Entity” has the meaning set forth in Section 9(a).

“Offering Shares” has the meaning set forth in Section 9(a).

“Parent Amended Drag-Along Notice” has the meaning set forth in Section 4(b).

“Parent Drag-Along Notice” has the meaning set forth in Section 4(b).

“Parent Drag-Along Pro Rata Share” means, with respect to each Management Member (i) the aggregate number of Successor Shares held by such Management Member multiplied by (ii) a fraction, the numerator of which is equal to the number of Successor Shares proposed to be sold by Wanda and its Affiliates in the applicable Parent Exit Sale under Section 4 and the denominator of which is the aggregate number of Successor Shares owned by Wanda and its Affiliates.

“Parent Exit Sale” has the meaning set forth in Section 4(a).

“Parent Exit Sale Transferee” has the meaning set forth in Section 4(a).

“Parent Tag-Along Election Period” has the meaning set forth in Section 6(a).

“Parent Tag-Along Notice” has the meaning set forth in Section 6(a).

“Parent Tag-Along Pro Rata Share” means, with respect to each Management Member (i) the aggregate number of Successor Shares held by such Management Member, multiplied by (ii) a fraction, the numerator of which is equal to the number of Successor Shares proposed to be sold by Wanda and its Affiliates in the applicable Parent Tag-Along Sale under Section 6 and the denominator of which is the aggregate number of Successor Shares owned by Wanda and its Affiliates.

“Parent Tag-Along Rights” has the meaning set forth in Section 6(a).

“Parent Tag-Along Sale” has the meaning set forth in Section 6(a).

“Parent Tag-Along Transferee” has the meaning set forth in Section 6(a).

“Party” and “Parties” has the meaning set forth in the preamble.

“PRC” means the People’s Republic of China.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization.

“Public Offering” means a public offering, which may include an underwritten offering, of shares of Shares or Offering Shares, pursuant to an effective registration statement under the 1933 Act or pursuant to the laws of any other jurisdiction, including the rules of any securities exchange.

“Public Sale” means a Transfer pursuant to (i) a bona fide underwritten public offering pursuant to an effective registration statement filed under the 1933 Act, (ii) Rule 144 (other than in a privately negotiated sale) or (iii) any foreign rules and regulations similar to clauses (i) or (ii).

“Purchase Price Per Share” has the meaning set forth in Section 2(a).

“Put Exercise Date” has the meaning set forth in Section 2(e).

“Put Exercised Shares” has the meaning set forth in Section 2(e).

“Put Notice” has the meaning set forth in Section 2(e).

“Put Right” has the meaning set forth in Section 2(b).

“Qualified Offering” shall mean an underwritten public offering of Registrable Securities pursuant to (i) an effective registration statement under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form) if such Qualified Offering is in the United States, or (ii) such other equivalent form of registration statement (to the extent applicable) or other relevant or analogous form of registration document or application, if such Qualified Offering is conducted in a jurisdiction outside of the United States.

“Qualified Parent Sale” shall mean any one of the following:  (i) a direct or indirect change in the ownership or control of any Successor Entity, whether effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Successor Entity or any of its Subsidiaries), whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the 1934 Act) (other than Wanda or any of its Subsidiaries, an employee benefit plan maintained by Wanda or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with the Successor Entity) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act), of more than fifty percent (50%) of the Successor Shares then outstanding, or of securities of the Successor Entity (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than fifty percent (50%) of the total combined voting power of the Successor Entity’s securities outstanding, in either case immediately after such transaction or series of transactions; or (ii) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Successor Entity and its Subsidiaries taken as a whole, to any “person” (as defined above).

“Qualified SC Sale” shall mean any one of the following:  (i) a change in the ownership or control of the Company, whether effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries), whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the 1934 Act) (other than the Company or any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act), of more than fifty percent (50%) of the Shares of the Company then outstanding, or of securities of the Company (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding, in either case immediately after such transaction or series of transactions; or (ii) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, to any “person” (as defined above).

“Registrable Securities” shall mean, at any time, any Shares or shares of common stock of the Offering Entity, and any securities issued or issuable in respect of such shares by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until (i) a registration statement covering such shares has been declared effective by the SEC and such shares have been disposed of pursuant to such effective registration statement, (ii) any Shares or shares of common stock of the Offering Entity are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the 1933 Act are met, (iii) any Shares or shares of common stock of the Offering Entity shall have ceased to be outstanding or (iv) any Shares or shares of common stock of the Offering Entity are otherwise Transferred and such Shares may be resold without subsequent registration under the 1933 Act or other applicable securities laws.

“Release Date” has the meaning set forth in Section 1(a).

“Rule 144” means Rule 144, or any successor thereto, promulgated under the 1933 Act.

“SAFE” means the State Administration of Foreign Exchange of the PRC as well as its applicable local counterpart.

“SEC” has the meaning set forth in Section 8(d)(ii).

“Shares” means all shares of any classes of common stock of the Company, par value $0.01, whenever issued.

“Subscription Agreement” has the meaning set forth in the recitals.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

“Successor Entity” has the meaning set forth in Section 9(a).

“Successor Shares” has the meaning set forth in Section 9(a).

“Tradeable Securities” has the meaning set forth in Section 2(c).

“Trading Policy” has the meaning set forth in Section 1(a).

“Transfer” means a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange (whether by agreement, sale, merger, consolidation, gift, liquidation, dissolution, dividend, distribution or otherwise), including any transfer of a voting or economic interest in securities or other property; or the commitment to make such a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange, and “Transferring” or “Transferred” have correlative meanings.

“Transferee” has the meaning set forth in Section 12(b).

“Wanda” has the meaning set forth in the preamble.

(a)                                 Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation;” (vi) each defined term has its defined meaning throughout this Agreement, whether the definition of such term appears before or after such term is used, and (vii) the word “or” shall be disjunctive but not exclusive.

(b)                                 References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(c)                                  References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

Section 12.                                   Miscellaneous.

(a)                                 Legends.  Each Management Member understands and agrees that the Management Shares held by it on the date hereof have not been registered under the 1933 Act and are restricted securities under the 1933 Act.  No Management Member shall Transfer any Management Shares (or solicit any offers in respect of any Transfer of any Management Shares), except in compliance with the 1933 Act, any other applicable securities or “blue sky” laws and any restrictions on Transfer contained in this Agreement or any other provisions set forth in any other agreements or instruments pursuant to which such Management Shares were issued.  No Management Member shall Transfer any Management Shares if such Transfer would cause any class of Shares to be required to become subject to registration under the 1933 Act.  Each certificate representing the Management Shares shall bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE MANAGEMENT STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 30, 2012, BY AND AMONG THE COMPANY AND THE MANAGEMENT MEMBERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(b)                                 Successors, Assigns and Transferees.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party, in whole or in part (directly or indirectly, whether by operation of law, stock sale, merger, consolidation or otherwise, except in the case of the Company), without the prior written consent of the Parties, and any attempt to make such assignment without such written consent shall be null and void.  Notwithstanding the foregoing, a Party may assign or Transfer its rights, interests and obligations hereunder to a transferee of Shares hereunder without obtaining the prior written consent of the Parties solely in connection with Transfers of Shares made in compliance with the provisions of this Agreement.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, heirs, legatees and permitted successors and assigns.  All references to the Company set forth herein shall mean the Company and any direct or indirect successor or assign or other entity that has assumed the rights, obligations or interests of the Company.  In furtherance and not in limitation of the foregoing, to the extent that the equity, assets or other interests of the Company (or any successor or assign thereof) are contributed or otherwise Transferred to any entity (the “Transferee”), the Transferee shall covenant and agree to assume all of the rights, obligations, covenants or agreements of the Company pursuant to this Agreement.

(c)                                  Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that either party shall, prior to termination of this Agreement, be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.  The parties agree to waive any requirement for the securing or posting of any bond in connection with such remedy.

(d)                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

(e)                                  Interpretation.  The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

(f)                                   Notices.  All notices, requests, consents and other communications hereunder to any Party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy (including facsimile or e-mail transmission) or sent by nationally recognized overnight courier, and shall be given:

(i)                                     if to the Company, addressed to it at:

AMC Entertainment Holdings, Inc.

920 Main Street

Kansas City, MO 64105

Attention:                                         Kevin M. Connor

Facsimile No.:                   (816) 480-4700

(ii)                                  if to Wanda, addressed to it at:

Dalian Wanda Group Co. Ltd.

21/F Block B, Wanda Plaza

93 Jianguo Road

Chaoyang District, Beijing

China  100022

Attention:                                         Wu Hua

Facsimile:                                         +86 (10) 8585-3095

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: Phillip R. Mills

Facsimile No.:                   (212) 701-5800

E-mail:                                                        phillip.mills@davispolk.com

and

(iii)                               if to a Management Member, to the address set forth on such Management Member’s signature page hereto;

or to such other address, facsimile number or e-mail address as such Party may hereafter specify in accordance with this Section 12(f) for this purpose by notice to the other Parties.  All such notices, requests, consents and other communications shall be deemed to have been delivered and received: (i) in the case of personal delivery or delivery by facsimile, on the date of such delivery (and, if such date is not a Business Day, then on the next Business Day); and (ii) in the case of dispatch by nationally recognized overnight courier, on the next Business Day following such dispatch.

(g)                                  Recapitalization, Exchange, Etc. Affecting the Company’s Common Stock.  The provisions of this Agreement, including, without limitation, Sections 2 and 9, shall apply, to the full extent set forth herein, with respect to any and all Shares (including the Initial Management Shares) or of any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Shares and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(h)                                 Counterparts.  This Agreement may be signed in any number of counterparts (including by facsimile or electronic .pdf submission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Until and unless each Party has received a counterpart hereof signed by the other Party hereto (including by facsimile or electronic .pdf submission), this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

(i)                                     Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(j)                                    Amendment.  This Agreement may be amended, modified or extended, and the provisions hereof may be waived, only by (i) a resolution of the Board and (ii) approval in writing by Management Members holding in the aggregate a majority of the Management Shares outstanding as of the effective time of this Agreement (taken together); provided, however, that, the provisions of Section 2 and Section 9 hereunder may not be amended unless such amendment is in writing and is signed by each Management Member in respect of whom the amendment is to be effective.  At any time hereafter, Persons acquiring Management Shares may be made parties hereto by executing a Joinder Agreement in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.

(k)                                 Waiver.  Any provision of this Agreement may be waived by a Management Member but only if such waiver is in writing and is signed by the Management Member against whom the waiver is to be effective.

(l)                                     Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Member of any sums required by United States federal, state, or local tax law to be withheld with respect to the issuance, repurchase, or cancellation of any Management Share.

(m)                             Integration.  This Agreement constitutes the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

(n)                                 Further Assurances.  In connection with this Agreement and the transactions contemplated thereby, each of Wanda, the Company and each Management Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

(o)                                 Submission to Jurisdiction; Waiver of Jury Trial.

(i)                                     The parties hereto acknowledge and agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, shall be exclusively referred to and finally resolved by arbitration under the applicable rules of the London Court of International Arbitration (“LCIA”) as of the date of this Agreement, which rules are deemed to be incorporated by reference into this clause, and applying the substantive laws of the State of New York (in accordance with and subject to Section 12(d) above).  The seat of the arbitration shall be New York County, New York, and the language to be used in the arbitral proceedings shall be English.  The number of arbitrators shall be three.  The Management Members who are party to this Agreement as of the date hereof and who hold a majority of the outstanding Management Shares (or Converted Shares, as applicable) as of the date of such dispute, on the one hand, and the Company, on the other hand, shall have the right to nominate an arbitrator and the third, who shall be chairman of the tribunal, shall be nominated by the two party-appointed arbitrators.  The tribunal shall use its reasonable best efforts to prepare written findings of fact and conclusions of law within one month of the conclusion of the arbitration hearing.  It is mutually agreed that the written decision of the tribunal shall be valid, binding and final from the day it is made and not capable of appeal.  The tribunal shall have power to take whatever interim measures it deems necessary, including injunctive relief, specific performance and other equitable relief.  Judgment upon the award rendered by the tribunal may be entered in any court having jurisdiction thereof.  Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 12(o) shall be deemed effective service of process on such party.

(ii)                                  Each party agrees that service in person or by certified or by nationally recognized overnight courier to its address set forth in Section 12(f) shall constitute valid in personam service upon such party and its successors and assigns in any arbitration proceeding commenced pursuant to this Section 12(o).

(iii)                               Each party acknowledges and agrees that the choice of the laws of the State of New York as the governing law of this Agreement was freely made by it for bona fide purposes.

(iv)                              Each party hereby acknowledges that this is a commercial transaction, that the foregoing provisions for consent to arbitration, service of process and waiver of jury trial have been read, understood and voluntarily agreed to by each party and that by agreeing to such provisions each party is waiving important legal rights.

(v)                                 EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING

ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(p)                                 No Strict Construction.  This Agreement shall be deemed to be collectively prepared by the Parties, and no ambiguity herein shall be construed for or against any Party based upon the identity of the author of this Agreement or any provision hereof.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

AMC ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President & Chief Financial Officer

DALIAN WANDA GROUP CO., LTD.

By:	/s/ Zhang Lin
	Name:	Zhang Lin
	Title:	Director

Each Management Member has agreed to be bound by the terms of this Agreement by execution and delivery of the Joinder Agreement set forth as Exhibit A hereto.

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Gerardo I. Lopez hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Gerardo I. Lopez
Gerardo I. Lopez

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Craig Ramsey hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Craig Ramsey
Craig Ramsey

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, John McDonald hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ John McDonald
John McDonald

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Mark McDonald hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Mark McDonald
Mark McDonald

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Kevin Connor hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Kevin Connor
Kevin Connor

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Elizabeth Frank hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Elizabeth Frank
Elizabeth Frank

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Stephen Colanero hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Stephen Colanero
Stephen Colanero

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Robert Lenihan hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Robert Lenihan
Robert Lenihan

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Christina Sternberg hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Christina Sternberg
Christina Sternberg

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Keith Wiedenkeller hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Keith Wiedenkeller
Keith Wiedenkeller

Residence Address:

JOINDER AGREEMENT

TO THE

MANAGEMENT STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, Michael Zwonitzer hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of August 30, 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

/s/ Michael Zwonitzer
Michael Zwonitzer

Residence Address:

EXHIBIT A

JOINDER AGREEMENT
TO THE
MANAGEMENT STOCKHOLDERS AGREEMENT

OF
AMC ENTERTAINMENT HOLDINGS, INC.

By execution of this Joinder Agreement, [Name] hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Stockholders Agreement of AMC Entertainment Holdings, Inc., dated as of                               , 2012, by and among AMC Entertainment Holdings, Inc. and certain other parties named therein, as amended from time to time thereafter.

[Name]

Residence Address:

EXHIBIT B

[AMC Entertainment Holdings, Inc.]

[address]

[address]

Attention: [General Counsel]

To Whom it May Concern:

Reference is made to the Management Stockholders Agreement dated as of [        ], 2012 among AMC Entertainment Holdings, Inc., a Delaware corporation (the “Company”), Dalian Wanda Group Co., Ltd., a company organized under the laws of the People’s Republic of China, and each of the individuals listed on Schedule 1 thereto (the “Stockholders Agreement”).  All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Stockholders Agreement.

Effective as of today,                             (date), the undersigned hereby elects to irrevocably waive [his] [her] right to require the Company to purchase [his] [her] Initial Management Shares at $[        ] as set forth in Section 2(b) of the Stockholders Agreement.

Except as expressly set forth herein, this letter does not constitute an amendment or waiver of any term or condition of the Stockholders Agreement, and all such terms and conditions shall remain in full force and effect.

Very truly yours,

By:
Name:

SCHEDULE 1

INITIAL MANAGEMENT MEMBERS

Gerardo Lopez

Craig Ramsey

John McDonald

Mark McDonald

Kevin Connor

Elizabeth Frank

Stephen Colanero

Robert Lenihan

Christina Sternberg

Keith Wiedenkeller

Michael Zwonitzer